UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2004

First Place Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25049	34-1880130
(Commission File Number)	(I.R.S. Employer Identification No.)

185 E. Market Street, Warren, Ohio	44482
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-373-1221

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

First Place Financial Corp. (“First Place”) hereby amends Item 7 of its Current Report on Form 8-K, dated May 28, 2004 and filed on June 1, 2004 (the “Report”), as set forth below. The purpose of the Report was to disclose, pursuant to Item 2, First Place’s acquisition of Franklin Bancorp, Inc. (“Franklin”). As permitted by Paragraphs (a)(4) and (b)(2) of Item 7 to Form 8-K, the Report omitted the financial statements of the business acquired, Franklin, as required by Item 7(a) and the unaudited pro forma financial information required by Item 7(b) to Form 8-K. The purpose of this amendment is to file the required financial statements of Franklin and unaudited pro forma financial information.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The consolidated statement of financial condition of Franklin as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2003, together with the related notes, and the independent auditors report thereto are incorporated into this Item 7(a) by reference to pages F-1 through F-27 of Franklin’s annual report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) March 30, 2004 (File No. 0-50078).

The unaudited consolidated statement of condition of Franklin as of March 31, 2004, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for the three months ended March 31, 2004 and 2003, are incorporated into this Item 7(a) by reference to Item I of Franklin’s quarterly report on Form 10-Q as of and for the quarter ended March 31, 2004 as filed with the SEC on May 17, 2004 (File No. 0-50078).

(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the fiscal year ended March 31, 2004 is incorporated in its entirety herein by reference to Exhibit 99.2.

The required pro forma financial information as of and for the quarter ended March 31, 2004 and the fiscal year ended June 30, 2003 are attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(c)	Exhibits. The following exhibits are being filed herewith:

2.1	Agreement and Plan of Merger by and between First Place Financial Corp. and Franklin Bancorp, Inc. (incorporated by reference into this Item 7(c) from the Registrant’s registration statement (Registration No. 333-111494) on Form S-4, as amended,, which was filed with the SEC on February 9, 2004).

23.1	Consent of Grant Thornton LLP, independent auditors.

99.1	Press release dated May 28, 2004 reporting completion of the Merger (incorporated by reference into this Item 7(c) from Exhibit 99.1 of the Registrant’s current report on Form 8-K as filed with the SEC on June 1, 2004).

99.2	Unaudited Pro Forma Condensed Combined Statement of Condition of First Place as of March 31, 2004 and unaudited Pro Forma Condensed Combined Statement of Income for nine months ended March 31, 2004 and fiscal year ended June 30, 2003, filed herewith.

-2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: August 11, 2004	By:	/s/ Steven R. Lewis
Steven R. Lewis
President and Chief Executive Officer

-3

EXHIBIT INDEX

Exhibit No.
23.1	Consent of Grant Thornton LLP, independent auditors.

99.2	Unaudited Pro Forma Condensed Combined Statement of Condition of First Place as of March 31, 2004 and unaudited Pro Forma Condensed Combined Statement of Income for nine months ended March 31, 2004 and fiscal year ended June 30, 2003, filed herewith.

-4